SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 16, 2002
                Date of Report (date of earliest event reported)



                                     T & G2
               (Exact Name Registrant as Specified in its Charter)


    Nevada                           000-07693                  74-3035831
 (State or Other                    (Commission             (IRS Employer Iden-
 Jurisdiction of                    File Number)             tification Number)
 Incorporation)


              65 LA GRANDE AVENUE, BERKELEY HEIGHTS, NJ 07922-1466
                    (Address of Principal Executive Offices)


                                 (908) 508-9008
                         (Registrant's Telephone Number,
                              Including Area Code)


                      International Mercantile Corporation
                          Former Name or Former Address
                          If Changed Since Last Report


This Report consists of 14 pages. Exhibits are indexed on page 1.

     Item 7. Exhibits. (a) Financial statements T & G2.



     (b)  Exhibits

     Exhibit 1 Audited Financial Statements

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 16, 2002               T & G2



                                   By  /s/ James M. Farinella
                                       ---------------------------------
                                       James M. Farinella
                                       Chief Executive Officer/Director

                                     T & G2
                 (FORMERLY INTERNATIONAL MERCANTILE CORPORATION)

                          INDEX TO FINANCIAL STATEMENTS


Report of Independent Public Accountant                             F-2

Balance Sheet as of December 31, 2001                               F-3

Statement of Operations Year Ended December 31, 2001                F-4

Statement of Changes in Stockholders' Equity Year Ended
 December 31, 2001                                                  F-5

Statement of Cash Flows Year Ended  December 31, 2001               F-6

Notes to Financial Statements                                       F-7/12

Significant Accounting Principles                                   F-10

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors

T & G2
(Formerly International Mercantile Corporation)


We have audited the accompanying balance sheet of T & G 2 (formerly International Mercantile Corporation) as of December 31, 2001, and the related statements of operations, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of International Mercantile Corporation as of December 31, 2001, and its results of operations and cash flows for the year ended, in conformity with accounting principles generally accepted in the United States of America.

The financial statements referred to above have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3, the Company's operations have generated a loss and it had a working capital deficiency and a stockholders' deficiency as of December 31, 2001. Such matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans concerning these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


CRAIG W. CONNERS
CERTIFIED PUBLIC ACCOUNTANT
SAN DIEGO, CA




                 See Accompanying Notes to Financial Statements

                                     T & G2
                 (FORMERLY INTERNATIONAL MERCANTILE CORPORATION)
                                  Balance Sheet
                                    (Audited)
                                December 31, 2001

                                     ASSETS

Current Assets:
         Cash                                                     $      7,525
         Accounts Receivable                                            24,500
         Inventories                                                         0
         Prepaid Expenses                                                  355
                                                                  --------------

                  Total Current Assets                                  32,380
Other Assets:
         Fixed Assets less Accumulated Depreciation
         Of $17,813                                                     73,590
         Deposits                                                        2,070
                                                                  --------------


         Total Assets                                             $    108,040
                                                                  ==============

                       LIABILIES AND STOCKHOLDER'S EQUITY

Current Liabilities:
         Accounts Payable                                         $     59,859
         Accrued Expenses                                               38,723

                  Total Current Liabilities                             98,580

         Due to Related Parties                                        218,454
                                                                  --------------

                  Total Liabilities                               $    317,034

Stockholders' equity:
    Common stock-Class A, $.001; 100,000,000 shares authorized;
        25,525,302 shares issued and outstanding                  $     25,525
   Common stock-Class B 2,000,000 shares authorized
         1,142,858 issued and outstanding                               11,428
    Additional paid-in capital                                       3,094,732
    Accumulated deficit                                             (3,023,645)
                                                                  --------------

                  Total Liabilities & Stockholder's Equity        $    108,040
                                                                  ==============



                 See Accompanying Notes to Financial Statements

                                     T & G2
                 (FORMERLY INTERNATIONAL MERCANTILE CORPORATION)
                             Statement of Operations
                                    (Audited)
                                December 31, 2001


Net Sales                                                    $     87,050
Cost of Sales                                                      21,233
                                                             --------------

Gross Profit                                                 $     65,817

Expenses:
         Selling                                                   17,403
         General and Administrative                               488,736
         Interest and Taxes                                        39,859
                                                             --------------
         Total                                                    545,998

Net Loss                                                     $    480,181

Basic Net Loss per share                                     $0.018 per share

Basic Weighted Average common shares outstanding               25,525,302


























                 See Accompanying Notes to Financial Statements

                                     T & G2
                 (FORMERLY INTERNATIONAL MERCANTILE CORPORATION)
                  Statement of Changes in Shareholder's Equity
                                    (Audited)
                                December 31, 2001

                                     COMMON STOCK
                              --------------------------
                                Number of                    Number of                    Additional
                                 Shares,                      Shares                        Paid-in        Accumulated
                                 Class A        Amount        Class B        Amount         Capital;         Deficit
                              -------------   ----------   -------------   ----------   --------------   ---------------

Balance, January 1, 2001        25,525,302    $   9,156       1,142,858       11,428        3,094,732    $   (3,321,826)

Current Year Adjustment
For Deferred Registration
Costs                                                                                                    $      182,000
 Net Loss                                                                                                $     (480,181)
Sub-Total                        9,981,365    $   9,981       1,142,858       11,428                         (3,023,645)

TOTAL                           20,480,365    $  20,481       1,142,858       11,428        3,094,732        (3,023,645)

















                 See Accompanying Notes to Financial Statements

                                     T & G2
                 (FORMERLY INTERNATIONAL MERCANTILE CORPORATION)
                       Statement of Changes of Cash Flows
                                    (Audited)
                                December 31, 2001

Operating Activities

         Net Loss                                                             $ (480,181)

         Adjustments to reconcile net loss to net cash used
         In operating activities:
                  Accounts Receivable                         $    (12,497)
                  Prepaid Expenses                                   3,732
                  Inventory                                          2,451
                  Allowance for Doubtful Accounts                      532
                  Accrued Expenses                                     510
                  Due from Related Parties                         176,492
                  Accounts Payable                                  10,125
                  Notes Payable                                    142,635       323,980
                                                              ----------------------------

Investing Activities:

                  Purchase of Fixed Assets                                       (62,704)
                  Less:  Accumulated Depreciation                                 10,638
                  Security Deposits                                              ( 2,070)

Financing Activities:

                  Unearned Compensation                                       $    9,750
                  Deferred Registration Costs                                    182,000

Net Decrease in Cash for period                                                   18,587

Cash at Beginning of Period                                                       26,112
Cash at End of Period                                                              7,525






                 See Accompanying Notes to Financial Statements

Notes to Condensed Financial Statements
Audited


Note 1 - Basis of presentation:
-------------------------------

In the opinion of management, the accompanying audited condensed financial statements reflect all adjustments, consisting of normal recurring accruals, necessary to present fairly the financial position of T & G2 (formerly International Mercantile Corporation) (the "Company") as of December 31, 2001, its results of operations for the twelve months ended December 31, 2001 and 2000, its changes in stockholders' deficiency for the twelve months ended December 31, 2001 and its cash flows for the twelve months ended December 31, 2001. Pursuant to rules and regulations of the Securities and Exchange Commission (the "SEC"), certain information and disclosures normally included in financial statements prepared in conformity with accounting principles generally accepted in the United States of America have been condensed or omitted from these financial statements unless significant changes have taken place since the end of the most recent fiscal year. Accordingly, these condensed financial statements should be read in conjunction with the financial statements, notes to financial statements and the other information in the audited financial statements of the Company as of December 31, 2001.

As shown in the accompanying condensed financial statements, during the twelve months ended December 31, 2001, the Company only generated revenue of approximately $87,050; it incurred net losses of approximately $480,180; and it had a cash flow deficiency from operating activities of approximately $18,000. As a result, the Company had a working capital deficiency of approximately $204,000 and an accumulated deficit of approximately $4,817,010 as of December 31, 2001. These matters raise substantial doubt about the Company's ability to continue as a going concern.

In order to achieve the commercial success and profitability, management plans to (i) increase the number customers (ii) increase the name recognition of the Company, it's product and services; (iii) decrease costs and achieve economies of scale

Management believes that the Company will need additional equity or debt financing within the next twelve months to sustain operations until it can better market its services, expand its customer base and achieve profitability, if ever. In connection therewith, the Company intends to sell additional shares of Common stock. There can be no assurance that any shares will be sold, and no assurance that the Company will be able to obtain alternative debt or equity financing to sustain its operations through December 31, 2003.


Note 2 - Earnings (loss) per share:
-----------------------------------

The Company presents "basic" earnings (loss) per share and, if applicable, "diluted" earnings per share pursuant to the provisions of Statement of Financial Accounting Standards No. 128, "Earnings per Share". Basic earnings
(loss) per share is calculated by dividing net income or loss by the weighted average number of common shares outstanding during each period. The calculation of diluted earnings per share is similar to that of basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if all potentially dilutive common shares, such as those issuable upon the exercise of outstanding stock options, were issued during the period, and the treasury stock method had been applied.

Diluted per share amounts have not been presented in the accompanying condensed statements of operations because the Company had a net loss for the twelve months ended December 31, 2001 and 2000 and the assumed effects of the exercise of all of the Company's outstanding stock options would have been anti-dilutive.

As of December 31, 2001, the Company had 750,000 potentially dilutive shares resulting from stock options.


Note 3 - Acquisition:
---------------------

Effective April 25, 2001, the Company acquired all of the outstanding common stock of Secure Time, Inc. ("STI") in exchange for 10,500,000 shares of the Company's common stock. The acquisition has been accounted for as a pooling of interests. STI had minimal assets and no operations through the acquisition date. Accordingly, prior period financial information was not affected. Concurrent with the acquisition, STI was merged into the Company, and thus STI was dissolved.

The Company estimates the fair value of the common stock of the Company, based on the selling price of recent private placements, was deemed to be $0.001 per share. Accordingly, the purchase price aggregated $10,500.

Subsequent to the date of acquisition, the former sole stockholder of STI made a $10,500 payment to the Company for satisfaction of STI's stock subscription receivable.

Note 4 - Note payable - bank:
-----------------------------

On April 3, 2001, the Company entered into a line of credit agreement with a bank. The loan, which is due on demand, bears interest at the prime rate plus 2.25% and the line provides for maximum borrowings of $63,100. In addition, the loan is guaranteed by a majority stockholder.


Note 5 - Related party transactions:
------------------------------------

Due to related parties at December 31, 2001 consists of $35,719 of expenses paid on behalf of the Company by another entity controlled by the President and Chief Executive Officer of the Company. The liability bears interest at approximately 11.5% and is expected to be repaid in 2003.

On November 30, 2000, the Company entered into a loan agreement with a related party. The agreement provides for a $100,000 loan bearing interest at 12% and maturing on December 10, 2003. As additional consideration, the holder of the note received warrants to purchase 100,000 shares of common stock at $1 per share that expire in November 2004. The fair value of the warrants of $11,000 has been recorded as debt discount with an offsetting credit to additional paid-in capital and is being amortized to interest expense over the term of the loan. At June 30, 2001, the unamortized portion of the debt discount is $4,582.

In addition, one of the Company's stockholders made noninterest bearing working capital advances totaling $17,070 that are due on demand.


Note 6 - Stockholders' equity:
------------------------------

Authorized shares:
On April 6, 2001, STI authorized the increase of authorized shares of its common stock from 20,000,000 shares to 100,000,000 shares.

Forgiveness of officers' salaries:
In January 2000, the Company entered into employment contracts with two of its executives. One of the agreements, which was subsequently terminated on August 21, 2000, provided for annual compensation of $200,000. The other agreement provides for annual compensation of $50,000. The compensation under these agreements was forgiven by the officers. Accordingly, the Company recorded a charge to salaries of $25,000 in the accompanying 2001 condensed statements of operations and an offsetting credit to additional paid-in capital representing the salaries forgiven during the twelve months ended December 31, 2001.


Note 7 - Organization and significant accounting policies:
----------------------------------------------------------

Organization regarding Secure Time division:
Secure Time, Inc. (the "Company") was incorporated in Nevada on March 14, 2001. The Company was formed for the purpose of marketing and distributing a computerized biometric (fingerprint recognition) time clock that interfaces with payroll processing systems.

The Company was acquired on April 25, 2001 prior to commencing any significant operations. Pursuant to the terms of the acquisition, Solutions Technology, Inc. ("STI") acquired all of the then outstanding shares of the Company in exchange for 10,500,000 shares of STI's common stock.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Income taxes:
The Company accounts for income taxes pursuant to the asset and liability method which requires deferred income tax assets and liabilities to be computed for temporary differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. The income tax provision or credit is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities. Deferred income taxes were not material as of April 25, 2001.


SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Earnings/(loss) per share
-------------------------

The Company reports loss per share using a dual presentation of basic and diluted loss per share. Basic loss per share excludes the impact of common stock equivalents. Diluted loss per share utilizes the average market price per share when applying the treasury stock method in determining common stock equivalents. However, the Company has a simple capital structure for the period presented and, therefore, there is no variance between the basic and diluted loss per share.

Fair value of financial instruments
-----------------------------------

SFAS 107, "Disclosure About Fair Value of Financial Instruments," requires certain disclosures regarding the fair value of financial instruments. The Company's only financial instrument at January 31, 2001 was cash.

Development Stage Company
-------------------------

The Company has been in the development stage since it's formation in accordance with Financial Accounting Standards Board Statements of Financial Accounting Standards (SFAS) No. 7. "Accounting and Reporting by Development Stage Enterprises".

Use of estimates
----------------

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash equivalents
----------------

For the purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Equipment and depreciation
--------------------------

Equipment is stated at cost. Equipment is depreciated over its estimated useful life using the straight-line method.

Upon retirement or disposition of the furniture and equipment, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in operations. Repairs and maintenance are charged to expense as incurred and expenditures for additions and improvements are capitalized.

Web site development
--------------------

The Company expenses all internal and external costs incurred to develop internal-use computer software. As a development stage company, management has determined there is no assurance that the web site will provide substantive service potential to the Company.

Income taxes
------------

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the recorded book basis and the tax basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes are also recognized for operating losses that are available to offset future taxable income and tax credits that are available to offset future federal income taxes.

Income taxes are computed under the provisions of the Financial Accounting Standards Board (FASB) Statement 109 No. (SFAS 109), Accounting for Income Taxes. SFAS 109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of the difference in events that have been recognized in the Company's financial statements compared to the tax returns.

Earnings/(loss) per share
-------------------------

The Company reports loss per share using a dual presentation of basic and diluted loss per share. Basic loss per share excludes the impact of common stock equivalents. Diluted loss per share utilizes the average market price per share when applying the treasury stock method in determining common stock equivalents. However, the Company has a simple capital structure for the period presented and, therefore, there is no variance between the basic and diluted loss per share.

Fair value of financial instruments
-----------------------------------

SFAS 107, "Disclosure About Fair Value of Financial Instruments," requires certain disclosures regarding the fair value of financial instruments. The Company's only financial instrument at December 31, 2001 was cash.

Investment in Equity Securities
-------------------------------

Equity securities are considered available-for-sale, and are carried at fair value, with unrealized gains and losses reported in a separate component of stockholders' equity under Accumulated Other Comprehensive Income. Currently the Company has no Investment in Equity Securities.

Concentrations of Credit Risk
-----------------------------

Financial instruments, which potentially subject the Company to a concentration of credit risk, are cash and cash equivalents and accounts receivable.

Long-Lived Assets
-----------------

Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the fair value of the asset. Long-lived assets to be disposed of, if any, are reported at the lower of carrying amount or fair value less cost to sell.

Sales Revenue
-------------

Revenues from sales are recorded when the collection of sales proceeds is reasonably assured and all other material conditions of the sales are met. Income on contracts in excess of one month is deferred and recognized monthly, pro-rata, over the term of the agreement.

Advertising
-----------

Advertising costs are charged to operations in the year incurred.

Basic Net Income (Loss) per Share
---------------------------------

Basic net income (loss) per common share is computed by dividing the net income or loss available to Common stockholders by the weighted average number of Common shares outstanding during each period. There were no common stock equivalents as of the periods ended December 31, 2001 . Net income or loss per share for the periods presented above are based on a weighted average number of shares outstanding of 20,481,365.

Organizaitonal Costs
--------------------
The Company adopted Statement of Position No. 98-5 ("SOP 95-5") Reporting of the Costs of Start Up Activities. SOP 98-5 requires that all non-governmental entities expense the costs of start up activities, including organizational costs as those costs are incurred.